SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2002

PINNACLE ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10619	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 N. Brand Boulevard, Suite 1100, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 662-5900

Item 5.    Other Events.

On November 21, 2002, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Exhibits.

99.1  Press Release dated November 21, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.

Date: November 21, 2002	By:	/s/ Bruce C. Hinckley
Bruce C. Hinckley Chief Financial Officer

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